UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

DIVALL INSURED INCOME PROPERTIES 2, LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 W. 75th Street, Suite 100 Prairie Village, Kansas 66208 (Address of principal executive offices) (816) 421-7444 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed by DiVall Insured Income Properties 2, Limited Partnership (the “Partnership”), pursuant to a consent solicitation that concluded on October 15, 2020, the Partnership solicited and obtained the affirmative consent of limited partners holding more than a majority of the Partnership’s outstanding Units to authorize its sole general partner, The Provo Group, Inc. (the “General Partner”), to sell the Partnership’s properties (the “Properties”) prior to November 30, 2023 if the General Partner determines such sale to be in the best interest of the Partnership and, upon the sale of all Properties, to commence an orderly liquidation, wind-up and dissolution of the Partnership. In connection with such consent, the limited partners approved a resolution granting the General Partner the authority to sell all or substantially all of the Partnership’s assets prior to November 30, 2023 and subsequently liquidate and dissolve the Partnership, without further approval from the limited partners.

On August 25, 2023, the General Partner adopted resolutions (a) determining that it is in the best interest of the Partnership to sell all or substantially all of the Partnership’s assets, and (b) providing that the General Partner will, upon the sale of such assets, liquidate and dissolve the Partnership in accordance with applicable law and the terms of the Partnership’s Limited Partnership Agreement, as amended. The General Partner intends to complete the asset sales by December 31, 2023. However, no assurance can be made as to the actual dates of completion.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that relate to future events. These statements may be identified by the use of forward-looking terminology such as “intends,” “anticipates,” “believes,” “expects,” “will,” or other variations on these terms. The Partnership cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Partnership’s current expectations, and the Partnership does not undertake to publicly update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results will not be realized. The statements also involve risks and uncertainties, many of which are beyond the Partnership’s control, which could cause actual results to differ materially from the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, LP (Registrant)

Date: August 31, 2023	By:	/s/ Lynette L. DeRose
Lynette L. DeRose
Chief Financial Officer